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                                                                    EXHIBIT 4.1


COMMON STOCK                                                        COMMON STOCK
   NUMBER                                                              SHARES

CWB

INCORPORATED UNDER THE LAWS OF               SEE REVERSE FOR STATEMENTS RELATING
   THE STATE OF DELAWARE                           TO RIGHTS, PREFERENCES,
                                            PRIVILEGES AND RESTRICTIONS, IF ANY
                                                      CUSIP 204157 10 1

     THIS CERTIFIES THAT





     is the record holder of

    FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF NO PAR VALUE



     transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

          WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

          Dated:


         /s/                         [SEAL]         /s/
              SECRETARY                                  PRESIDENT


COUNTERSIGNED AND REGISTERED:
  U.S. STOCK TRANSFER CORPORATION
    TRANSFER AGENT AND REGISTRAR

BY


             AUTHORIZED SIGNATURE
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     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                     UNIF GIFT MIN ACT - _______________ Custodian _______________
     TEN ENT - as tenants by the entireties                                      (Cust)                   (Minor)
     JT TEN  - as joint tenants with right of                               under Uniform Gifts to Minors
               survivorship and not as tenants                              Act _________________________
               in common                                                                (State)

                                                        UNIF TRF MIN ACT  - _______________ Custodian (until age ____)
                                                                                 (Cust)
                                                                            __________________ under Uniform Transfers
                                                                                   (Minor)
                                                                            to Minors Act _________________
                                                                                               (State)


    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares
       of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
    to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ________________________________


                                       X _______________________________________


                                       X _______________________________________
                               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                       CORRESPOND WITH THE NAME(S) AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN
                                       EVERY PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


By _______________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.